UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________

FORM N-CSR

________

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-21058

Aetos Capital Long/Short Strategies Fund, LLC

(Exact name of registrant as specified in charter)

________

c/o Aetos Capital, LLC

875 Third Avenue

New York, NY 10022

(Address of principal executive offices) (Zip code)

Harold Schaaff

Aetos Capital, LLC

New York, NY 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-201-2500

Date of fiscal year end: January 31

Date of reporting period: January 31, 2015

Item 1. Reports to Stockholders.

AETOS CAPITAL MULTI-STRATEGY ARBITRAGE FUND, LLC

AETOS CAPITAL DISTRESSED INVESTMENT STRATEGIES FUND, LLC

AETOS CAPITAL LONG/SHORT STRATEGIES FUND, LLC

Financial Statements

January 31, 2015

Table of Contents

Fund Commentaries	1
Report of Independent Registered Public Accounting Firm	4
Schedules of Investments	5
Statements of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Members’ Capital	13
Statements of Cash Flows	15
Financial Highlights	16
Notes to Financial Statements	17
Managers and Officers of the Funds	30

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of each period. The Funds’ Forms N-Q are available on the Commission's web site at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-212-201-2500; and (ii) on the Commission's website at http://www.sec.gov

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Fund Commentary

For the year ended January 31, 2015

(Unaudited)

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund includes allocations to event arbitrage, fixed income arbitrage and quantitative strategies. Event arbitrage managers seek to identify mispricings in securities that will be resolved through an anticipated event. Events can include mergers, acquisitions, spinoffs, recapitalizations and bankruptcy (either entering into bankruptcy or emerging from it). Skills required include the ability to analyze the relative value of the securities involved and the probability of the event taking place within an expected timeframe. Fixed income arbitrage managers seek to identify discrepancies in the prices of securities that are very closely related and arbitrage that discrepancy. Quantitative managers pursue a variety of model-driven strategies, including volatility arbitrage and the identification of relative mispricings between currencies, equities, commodities and bonds.

For the year ended January 31, 2015, the Fund had a total return of 1.16%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2015, the Fund had an average annual return of 4.54%.

Event arbitrage managers contributed slight gains. Legacy liquidations and structured credit, including CMBS and European ABS, contributed positive performance. Merger arbitrage also contributed modest gains despite an increase in deal terminations as M&A activity reached a new post-2007 high. Notably, heightened scrutiny of tax inversion deals was initially adverse for our managers, resulting in meaningful losses when the AbbVie/Shire deal was terminated; however, it also provided opportunities to add to deals with higher probabilities of completion as spreads widened. One such deal was Medtronic/Covidien, which ultimately closed in January 2015.

Fixed income strategies were profitable. Our yield curve arbitrage manager performed well, with significant gains coming from a normalization of the euro yield curve (facilitated by pension funds and asset managers transacting in longer-term rates). Structured products, including US CMBS and RMBS, were also top contributors. Looking forward, the opportunity set in US RMBS appears less attractive than it was a year ago, with risk capital shifting away from the space in favor of European ABS.

Quantitative strategies detracted slightly. Our managers were generally positioned to benefit from mean reversion within asset classes and from outperformance of value/quality-oriented equities; however, neither of these dynamics materialized and, as a result, our managers suffered losses. On the positive side, commodities trades performed well, as our managers benefited from the downward move in oil prices.

1 Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

1

Aetos Capital Distressed Investment Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2015

(Unaudited)

The Aetos Capital Distressed Investment Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of distressed investment strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes.

The Fund allocates to investment managers that buy the securities (generally bonds and bank loans) of companies that are in bankruptcy or in danger of bankruptcy, as well as other assets, such as structured products (including RMBS and CMBS). Managers seek to identify situations where they can buy these securities at a discount to their eventual value because traditional fixed income portfolio managers may not want to or be able to own them once they have been downgraded or are in default. The sellers may also not have the expertise and patience to go through a restructuring process. Distressed investing involves credit analysis, legal expertise and (often) negotiating ability, as the portfolio manager must estimate the value of the claims he is buying, the likely timing and resolution of a restructuring / bankruptcy process and also may be called upon to reach agreements with other claimants. Additionally, certain managers express their company-specific and market views through shorting, often with credit default swaps.

For the year ended January 31, 2015, the Fund had a total return of 3.06%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2015, the Fund had an average annual return of 8.67%.

The Fund delivered positive performance, with gains in the first half offsetting losses in the second. Unlike in recent years, there was notable dispersion across managers, with long-biased managers generally underperforming those with greater short exposure. Legacy positions again represented many of the largest position-level contributors, including the continuing liquidation of a large US financial institution, structured credit and post-reorganization equities. Another notable contributor was Argentine sovereign debt, which outperformed the debt of every emerging country other than Turkey despite defaulting in July. Offsetting some of these gains were losses from positions in the GSEs (Fannie Mae and Freddie Mac) following an adverse court ruling in September and losses from positions in the shipping and energy industries.

In retrospect, it appears that 2013 might have marked the top of the current credit cycle, representing a peak in new issuance and a trough in default volume. Compared to 2013, 2014’s leveraged loan and high yield bond issuance fell by 30% and 11%, respectively. Meanwhile, default volumes increased substantially, driven by the defaults of Energy Future Holdings (formerly TXU) and Caesars Entertainment. Looking forward, the opportunity set for distressed investing appears robust, as the value of high yield bonds and leveraged loans trading at distressed levels grew to nearly $50 billion in 2014, and various points of heightened volatility and poor liquidity resulted in forced selling and buying opportunities. Both are trends that should persist in the coming year.

1 Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

2

Aetos Capital Long/Short Strategies Fund, LLC

Fund Commentary

For the year ended January 31, 2015

(Unaudited)

The Aetos Capital Long/Short Strategies Fund, LLC (the “Fund”) allocates its assets among a select group of portfolio managers across a variety of long/short strategies while seeking to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. The Fund comprises managers of primarily stock portfolios that are constructed on a bottom-up, fundamental basis.

For the year ended January 31, 2015, the Fund had a total return of 9.18%.1 For the period from commencement of investment activities on September 1, 2002 through January 31, 2015, the Fund had an average annual return of 5.29%.

The Fund performed well during the period on both an exposure-adjusted and absolute basis. Most of our managers outperformed their net exposures, while our short-biased managers only detracted slightly. Over the last three years, our managers have captured more than two thirds of the MSCI ACWI’s total return while realizing less than one half of its risk, and they have done so while running modest net exposures and an aggregate beta to the index of 0.20.2

Long positions were mostly profitable for our managers. The largest contributors included beneficiaries of mobile network growth in emerging markets (communications-related semiconductors), companies in consolidating industries (DRAM and airlines), creators of paradigm-changing products (biotechnology and medical diagnostics), winners from the Affordable Care Act (hospitals and drug distributors) and category-killers in the Internet space (both in the US and abroad).

The past reporting period also saw our managers generate positive alpha from shorting, with several managers generating profits. In particular, shorts in levered commodity (energy and materials) names were very profitable, as were shorts in Macau-based casinos. A small number of short positions in secularly declining businesses proved challenging but remain on the books as underlying theses remain intact.

Looking forward, many of our managers have reduced net exposures on the margin, partly in recognition of company valuations that are expensive compared to historical norms (and hence offer lower expected upside without the tailwind of multiple expansion). We have also seen a small shift in aggregate exposures away from the US toward Europe, particularly on the long side of portfolios.

1 Returns are net of expenses and fees incurred at the Fund level and do not reflect Program fees.

2 Risk is estimated using the standard deviation of monthly returns.

3

Report of Independent Registered Public Accounting Firm

To the Board of Managers and Members of

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Aetos Capital Distressed Investment Strategies Fund, LLC

Aetos Capital Long/Short Strategies Fund, LLC

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in member’s capital, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Aetos Capital Multi-Strategy Arbitrage Fund, LLC, Aetos Capital Distressed Investment Strategies Fund, LLC and Aetos Capital Long/Short Strategies Fund, LLC (hereafter referred to as the “Funds”) at January 31, 2015, the results of each of their operations and their cash flows for the year then ended, the changes in each of their members’ capital for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying portfolio funds at January 31, 2015, provide a reasonable basis for our opinion.

New York, New York

March 31, 2015

PricewaterhouseCoopers LLP, PricewaterhouseCoopers Center, 300 Madison Avenue, New York, NY 10017

T: (646) 471 3000, F: (813) 286 6000, www.pwc.com/us

4

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments

January 31, 2015

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Investments in Portfolio Funds
Event Driven Arbitrage
Davidson Kempner Partners	$118,843,245	16.21%	Semi-Annual
Farallon Capital Offshore Investors, Inc.	120,518,378	16.43	Annual
Luxor Capital Partners, LP	32,280,760	4.40	Quarterly*
Oceanwood Opportunities Fund L.P.	88,411,057	12.06	Quarterly
Sowood Alpha Fund LP	176,625	0.02	Liquidating
Total Event Driven Arbitrage	360,230,065	49.12

Fixed Income Arbitrage
FFIP, L.P.	121,508,810	16.57	Annual*
Parsec Trading Corp.	64,430,012	8.79	Monthly
Total Fixed Income Arbitrage	185,938,822	25.36

Global Macro
Absolute Return Capital Partners, L.P.	44,899,255	6.12	Monthly
Total Global Macro	44,899,255	6.12

Long/Short Credit
DW Catalyst Onshore Fund, LP	65,209,899	8.89	Quarterly*
Total Long/Short Credit	65,209,899	8.89

Multi-Strategy/ Global Tactical Asset Allocation (GTAA)
GMO Mean Reversion Fund (Onshore)	21,535,875	2.94	Quarterly
Total Multi-Strategy/ GTAA	21,535,875	2.94

The accompanying notes are an integral part of the financial statements

5

 Aetos Capital Multi-Strategy Arbitrage Fund, LLC

Schedule of Investments (Concluded)

January 31, 2015

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Volatility Arbitrage
Capstone Vol (Offshore) Limited	34,714,228	4.73	Monthly
Total Volatility Arbitrage	34,714,228	4.73

Total investments in Portfolio Funds (cost $529,323,327)	712,528,144	97.16

MoneyMarket Investment
JPMorgan U.S. Government Money Market Fund,
Agency Shares, 0.01%(2) (Shares 23,897,623)	23,897,623	3.26

Total investments (cost $553,220,950)	$736,425,767	100.42%

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

1 Percentages are based on Members’ Capital of $733,314,434.

2 Rate disclosed is the 7-day effective yield as of 01/31/15.

The aggregate cost of investments for tax purposes was $580,644,264. Net unrealized appreciation on investments for tax purposes was $155,781,503 consisting of $159,126,684 of gross unrealized appreciation and $3,345,181 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 97.16% of Members’ Capital, have been fair valued.

The accompanying notes are an integral part of the financial statements

6

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments

January 31, 2015

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Investments in Portfolio Funds
Distressed - Long Biased
AG Mortgage Value Partners, L.P.	$64,548,388	12.87%	Quarterly*
Centerbridge Credit Partners, L.P.	49,275,026	9.83	Bi-Annual*
Davidson Kempner Distressed Opportunities Fund LP	68,362,698	13.63	Annual
Silver Point Capital Fund, L.P.	1,949,664	0.39	Side Pockets Only
Watershed Capital Partners, L.P.	59,652,354	11.89	Quarterly*
Total Distressed - Long Biased	243,788,130	48.61

Distressed - Variable Biased
Anchorage Capital Partners, L.P.	94,222,255	18.79	Annual
Aurelius Capital Partners, LP	89,434,500	17.83	Semi-Annual*
King Street Capital, L.P.	53,774,430	10.72	Quarterly*
Total Distressed - Variable Biased	237,431,185	47.34

Total investments in Portfolio Funds (cost $309,844,612)	481,219,315	95.95

MoneyMarket Investment
JPMorgan U.S. Government Money Market Fund,
Agency Shares, 0.01%(2) (Shares 20,498,047)	20,498,047	4.09

Total investments (cost $330,342,659)	$501,717,362	100.04%

The accompanying notes are an integral part of the financial statements

7

Aetos Capital Distressed Investment Strategies Fund, LLC

Schedule of Investments(Concluded)

January 31, 2015

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

1 Percentages are based on Members’ Capital of $501,506,886.

2 Rate disclosed is the 7-day effective yield as of 01/31/15.

The aggregate cost of investments for tax purposes was $408,216,367. Net unrealized appreciation on investments for tax purposes was $93,500,995 consisting of $99,341,456 of gross unrealized appreciation and $5,840,461 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 95.95% of Members’ Capital, have been fair valued.

The accompanying notes are an integral part of the financial statements

8

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments

January 31, 2015

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Investments in Portfolio Funds
Directional Equity
Egerton Capital Partners, L.P.	$72,232,240	6.26%	Monthly
Sansar Capital Holdings, Ltd	236,667	0.02	Liquidating
Spindrift Partners, L.P.	755,297	0.07	Side Pockets Only
Total Directional Equity	73,224,204	6.35

Equity Hedged - Generalist
Conatus Capital Partners LP	103,894,386	9.01	Quarterly
Eminence Partners, L.P.	53,973,378	4.68	Quarterly**
Eton Park Fund, L.P.	32,841,422	2.85	Quarterly*
Highfields Capital II LP	29,017,800	2.52	Semi-Annual**
Lakewood Capital Partners, LP	23,879,982	2.07	Quarterly
Moon Capital Global Equity Fund, LP	42,542,388	3.69	Quarterly*
MW TOPS Fund	95,635,963	8.30	Monthly
Route One Fund I, L.P.	13,762,702	1.19	Annual*
Turiya Fund LP	77,039,782	6.68	Quarterly*
Viking Global Equities LP	168,719,013	14.64	Annual
Total Equity Hedged - Generalist	641,306,816	55.63

The accompanying notes are an integral part of the financial statements

9

Aetos Capital Long/Short Strategies Fund, LLC

Schedule of Investments(Concluded)

January 31, 2015

Investments	Fair Value	Percentage of Members' Capital(1)	Liquidity

Equity Hedged - Sector Specialist
Cadian Fund LP	98,439,917	8.54	Quarterly*
Crescent Park Partners, L.P.	10,152,364	0.88	Semi-Annual*
Long Pond Capital QP Fund, LP.	54,698,213	4.74	Quarterly*
North River Partners, L.P.	119,308,204	10.35	Quarterly
Tiger Consumer Partners, L.P.	61,667,312	5.35	Quarterly
Total Equity Hedged - Sector Specialist	344,266,010	29.86

Short-Biased Equity
Copper River Partners, L.P.	169,638	0.01	Liquidating
GMO Tactical Opportunities Fund (Onshore)	9,813,046	0.85	Monthly
Kriticos International Limited	41,350,898	3.59	Quarterly
Total Short-Biased Equity	51,333,582	4.45

Total investments in Portfolio Funds (cost $820,229,964)	1,110,130,612	96.29

MoneyMarket Investment
JPMorgan U.S. Government Money Market Fund,
Agency Shares, 0.01%(2) (Shares 21,452,446)	21,452,446	1.86

Total investments (cost $841,682,410)	$1,131,583,058	98.15%

* The liquidity of the Portfolio Funds may be further restricted due to withdrawal limitations.

**All or a portion of the investment is subject to lock-up provision

1 Percentages are based on Members’ Capital of $1,152,927,741.

2 Rate disclosed is the 7-day effective yield as of 01/31/15.

The aggregate cost of investments for tax purposes was $951,230,115. Net unrealized appreciation on investments for tax purposes was $180,352,943 consisting of $193,116,803 of gross unrealized appreciation and $12,763,860 of gross unrealized depreciation.

The investments in Portfolio Funds shown above, representing 96.29% of Members’ Capital, have been fair valued.

The accompanying notes are an integral part of the financial statements

10

Statements of Assets and Liabilities

January 31, 2015

		Aetos Capital
	Aetos Capital	Distressed	Aetos Capital
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Assets
Investments in Portfolio Funds and Money Market Investment, at cost	$553,220,950	$330,342,659	$841,682,410
Investments in Portfolio Funds and Money Market Investment, at value	$736,425,767	$501,717,362	$1,131,583,058
Investments in Portfolio Funds, in advance	—	—	25,000,000
Receivable for Withholding Tax Refund	—	199,170	—
Receivable for sale of investments	—	189,857	156
Receivable for income distribution from Portfolio Fund	—	1,655,677	—
Accrued income	148	176	325
Total assets	736,425,915	503,762,242	1,156,583,539

Liabilities
Redemptions of Interests payable	2,440,817	1,570,790	2,683,219
Investment management fees payable	458,608	313,638	721,031
Professional fees payable	164,000	326,700	193,250
Board of Managers’ fees payable	16,030	16,030	16,030
Other accrued expenses	32,026	28,198	42,268
Total liabilities	3,111,481	2,255,356	3,655,798

Net Members’ Capital	$733,314,434	$501,506,886	$1,152,927,741

Members’ Capital
Net capital	$550,109,617	$330,132,183	$863,027,093
Net unrealized appreciation on investment in Portfolio Funds	183,204,817	171,374,703	289,900,648
Members’ Capital	$733,314,434	$501,506,886	$1,152,927,741

The accompanying notes are an integral part of the financial statements.

11

Statements of Operations

For the year ended January 31, 2015

		Aetos Capital
	Aetos Capital	Distressed	Aetos Capital
	Multi-Strategy	Investment	Long/Short
	Arbitrage	Strategies	Strategies
	Fund, LLC	Fund, LLC	Fund, LLC
Investment income:
Dividends from money market funds	$3,088	$2,009	$3,819
Other Income	5,712	—	—
Income distribution from Portfolio Fund	—	2,830,691	—
Total investment income	8,800	2,832,700	3,819

Expenses:
Investment management fees	5,604,355	3,874,754	8,383,891
Administration fees	512,240	353,498	761,312
Board of Managers’ fees	64,120	64,120	64,120
Professional fees	303,820	467,096	330,338
Custodian fees	91,632	67,240	131,901
Registration fees	24,000	55,675	24,000
Printing fees	14,000	14,000	14,000
Other expenses	14,653	13,740	19,595
Total expenses	6,628,820	4,910,123	9,729,157

Net investment loss	(6,620,020)	(2,077,423)	(9,725,338)

Net realized gain on Portfolio Funds sold	8,344,452	27,636,980	68,618,587

Net change in unrealized appreciation/(depreciation) on investments in Portfolio Funds	7,088,372	(9,576,191)	39,622,219

Net increase in Members’ Capital derived from investment activities	$8,812,804	$15,983,366	$98,515,468

The accompanying notes are an integral part of the financial statements.

12

Statements of Changes in Members’ Capital

For the year ended January 31, 2014 and January 31, 2015

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC		Aetos Capital Distressed Investment Strategies Fund, LLC
	2/1/14–	2/1/13–	2/1/14–	2/1/13–
	1/31/15	1/31/14	1/31/15	1/31/14
From investment activities:
Net investment income/(loss)	$(6,620,020)	$(7,453,399)	$(2,077,423)	$1,048,961
Net realized gain on Portfolio Funds sold	8,344,452	36,271,836	27,636,980	25,060,748
Net change in unrealized appreciation/(depreciation) on investments in Portfolio Funds	7,088,372	30,241,722	(9,576,191)	33,168,949
Net increase in Members’ Capital derived from investment activities	8,812,804	59,060,159	15,983,366	59,278,658

Distributions:
Tax withholding on behalf of foreign investors	(634,390)	(452,780)	(171,556)	(402,090)
Refund of tax withholding on behalf of foreign investors	—	—	420,412	68,400
Total (distributions)/refunds	(634,390)	(452,780)	248,856	(333,690)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	28,191,157	37,850,660	11,094,357	40,989,980
Repurchase of Interests (1)	(55,601,874)	(196,273,016)	(36,683,529)	(114,849,725)
Net decrease in Members’ Capital dervived from capital transactions	(27,410,717)	(158,422,356)	(25,589,172)	(73,859,745)
Net decrease in Members’ Capital	(19,232,303)	(99,814,977)	(9,356,950)	(14,914,777)
Members’ Capital at beginning of year	752,546,737	852,361,714	510,863,836	525,778,613
Members’ Capital at end of year	$733,314,434	$752,546,737	$501,506,886	$510,863,836

(1) Proceeds from sales of Interests and Repurchases of Interests during the year 2/1/14 - 1/31/15 include transfers amongst the Funds.

The accompanying notes are an integral part of the financial statements.

13

Statements of Changes in Members’ Capital (Concluded)

For the year ended January 31, 2014 and January 31, 2015

	Aetos Capital Long/Short Strategies Fund, LLC
	2/1/14–	2/1/13–
	1/31/15	1/31/14
From investment activities:
Net investment loss	$(9,725,338)	$(8,448,730)
Net realized gain on Portfolio Funds sold	68,618,587	14,753,392
Net change in unrealized appreciation on investments in Portfolio Funds	39,622,219	92,193,014
Net increase in Members’ Capital derived from investment activities	98,515,468	98,497,676

Distributions:
Tax withholding on behalf of foreign investors	(647,137)	(975,915)
Refund of tax withholding on behalf of foreign investors	—	76,743
Total distributions	(647,137)	(899,172)

Members’ Capital transactions:
Proceeds from sales of Interests (1)	28,444,556	356,095,160
Repurchase of Interests	(69,976,422)	(181,455,100)
Net increase/(decrease) in Members’ Capital derived from capital transactions	(41,531,866)	174,640,060
Net increase in Members’ Capital	56,336,465	272,238,564
Members’ Capital at beginning of year	1,096,591,276	824,352,712
Members’ Capital at end of year	$1,152,927,741	$1,096,591,276

(1) Proceeds from sales of Interests during the year 2/1/14 – 1/31/15 include transfers amongst the Funds.

The accompanying notes are an integral part of the financial statements.

14

Statements of Cash Flows

For the year ended January 31, 2015

	Aetos Capital Multi-Strategy Arbitrage Fund, LLC	Aetos Capital Distressed Investment Strategies Fund, LLC	Aetos Capital Long/Short Strategies Fund, LLC
Cash Flows provided by Operating Activities

Net increase in Members’ Capital derived from investment activities	$8,812,804	$15,983,366	$98,515,468

Adjustments to reconcile net increase in Members’ Capital from investment activities to net cash provided by operating activities
Purchases of Portfolio Funds	—	—	(156,000,000)
Net (Purchases)/Sales of Money Market Investments	23,054,412	(18,154,113)	7,137,804
Sales of Portfolio Funds	25,587,068	53,842,227	213,150,656
Net gain on Portfolio Funds sold	(8,344,452)	(27,636,980)	(68,618,587)
Net change in unrealized (appreciation)/depreciation on Investments in Portfolio Funds	(7,088,372)	9,576,191	(39,622,219)
Increase in receivable for income distribution from Portfolio Fund	—	(106,377)	—
(Increase)/decrease in accrued income	424	(71)	259
Increase/(decrease) in investment management fees payable	(12,028)	(5,852)	35,233
Increase in Board of Managers’ fees payable	763	763	763
Increase/(decrease) in professional fees and other accrued expenses	(19,372)	11,744	(12,171)
Net cash provided by operating activities	41,991,247	33,510,898	54,587,206

Distributions
Tax withholding on behalf of foreign investors	(634,390)	(171,556)	(647,137)
Refund of tax withholding on behalf of foreign investors	—	221,242	—
(Tax withholding)/Refund of tax withholding on behalf of foreign investors	(634,390)	49,686	(647,137)

Cash Flows From Financing Activities
Proceeds from sales of Interests	28,191,157	11,094,357	28,444,556
Repurchases of Interests	(69,556,984)	(44,656,859)	(82,401,663)
Net cash used in financing activities	(41,365,827)	(33,562,502)	(53,957,107)

Net decrease in cash	(8,970)	(1,918)	(17,038)
Cash, beginning of year	8,970	1,918	17,038
Cash, end of year	$—	$—	$—

The accompanying notes are an integral part of the financial statements.

15

Financial Highlights

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

	2/1/14 - 1/31/15	2/1/13 - 1/31/14	2/1/12 - 1/31/13	2/1/11 - 1/31/12	2/1/10 - 1/31/11

Total return(1)	1.16%	7.30%	9.20%	(0.49%)	8.37%

Net assets, end of period (000's)	$733,314	$752,547	$852,362	$592,293	$624,239

Ratios to average net assets:
Expenses(2) (3)	0.89%	0.88%	0.89%	0.88%	0.95%

Net investment loss	(0.89%)	(0.88%)	(0.89%)	(0.88%)	(0.94%)

Portfolio turnover rate	0.00%	0.00%	9.20%	5.97%	3.81%

Aetos Capital Distressed Investment Strategies Fund, LLC

	2/1/14 - 1/31/15	2/1/13 - 1/31/14	2/1/12 - 1/31/13	2/1/11 - 1/31/12	2/1/10 - 1/31/11

Total return(1)	3.06%	11.66%	13.06%	(2.60%)	9.58%

Net assets, end of period (000's)	$501,507	$510,864	$525,779	$482,319	$492,232

Ratios to average net assets:
Expenses(2) (3)	0.95%	0.94%	0.94%	0.93%	0.96%

Net investment income/loss	(0.40%)	0.19%	(0.54%)	(0.32%)	(0.96%)

Portfolio turnover rate	0.00%	2.46%	6.32%	2.69%	7.10%

Aetos Capital Long/Short Strategies Fund, LLC

	2/1/14 - 1/31/15	2/1/13 - 1/31/14	2/1/12 - 1/31/13	2/1/11 - 1/31/12	2/1/10 - 1/31/11

Total return(1)	9.18%	10.86%	4.49%	(0.95%)	5.94%

Net assets, end of period (000's)	$1,152,928	$1,096,591	$824,353	$993,247	$1,069,335

Ratios to average net assets:
Expenses(2) (3)	0.87%	0.89%	0.87%	0.87%	0.90%

Net investment loss	(0.87%)	(0.89%)	(0.87%)	(0.87%)	(0.90%)

Portfolio turnover rate	14.44%	17.93%	2.98%	22.41%	12.35%

(1)	Tax withholding on behalf of certain investors is treated as a reinvested distribution.
(2)	Expense ratios do not reflect the Fund’s proportionate share of expenses of the Portfolio Funds.
(3)	The expense ratios do not include the Program Fees charged separately to investors as described in Note 3 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

16

Notes to Financial Statements

January 31, 2015

1. Organization

The Aetos Capital Multi-Strategy Arbitrage Fund, LLC, the Aetos Capital Distressed Investment Strategies Fund, LLC, and the Aetos Capital Long/Short Strategies Fund, LLC (collectively the “Funds” and individually a “Fund”) were formed in the state of Delaware as limited liability companies. The Funds are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end, non-diversified, management investment companies. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). Each Fund is a fund-of-funds. The Funds seek capital appreciation by allocating their assets among a select group of private investment funds (commonly known as hedge funds) (“Portfolio Funds”) that utilize a variety of alternative investment strategies that seek to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes. Aetos Alternatives Management, LLC serves as the Investment Manager to the Funds.

The Funds operate under a master fund/feeder fund structure. Feeder Funds invest substantially all of their investable assets in the Funds. As of January 31, 2015 the Feeder Funds’ beneficial ownership of their corresponding Master Funds’ members’ capital are 91%, 92%, 94% , 2%, 2% and 1%, for the Aetos Capital Multi-Strategy Arbitrage Cayman Fund, Aetos Capital Distressed Investment Strategies Cayman Fund, Aetos Capital Long/Short Strategies Cayman Fund, Aetos Capital Multi-Strategy Arbitrage Cayman Fund II, Aetos Capital Distressed Investment Strategies Cayman Fund II and Aetos Capital Long/Short Strategies Cayman Fund II respectively. The Investment Manager may receive an additional management fee and/or an incentive fee at the feeder fund level.

The principal investment objective of each Fund is as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers that utilize a variety of arbitrage strategies.

Aetos Capital Distressed Investment Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of distressed investment strategies.

Aetos Capital Long/Short Strategies Fund, LLC seeks to produce an attractive absolute return on invested capital, largely independent of the various benchmarks associated with traditional asset classes, by allocating its assets among a select group of portfolio managers across a variety of long/short strategies.

17

Notes to Financial Statements (continued)

1. Organization (continued)

The Funds may offer, from time to time, to repurchase outstanding members’ interests (“Interests”) pursuant to written tenders by members. The Funds may offer to repurchase Interests four times each year, as of the last business day of March, June, September and December. However, repurchase offers will only be made at such times and on such terms as may be determined by the Funds’ Board of Managers (the “Board”) in its sole discretion.

2. Significant Accounting Policies

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America. The following is a summary of the significant accounting policies followed by the Funds:

A. Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Investment Manager to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates, and such differences could be material.

B. Portfolio Valuation and Security Transactions

The net asset values of the Funds are determined as of the close of business at the end of each month in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

The Investment Manager has established a Valuation Committee that has oversight responsibility for the valuation of each of the Funds’ investments in Portfolio Funds. Members of the Valuation Committee include key members of the Investment Manager’s Senior Management, Compliance, Due Diligence and Risk Management teams.

Investments in Portfolio Funds are presented in the accompanying financial statements at fair value, as determined by the Funds’ Investment Manager under the general supervision of the Board. Such fair value generally represents a Fund’s pro-rata interest in the net assets of a Portfolio Fund as provided by the Portfolio Funds. As a general matter, the fair value of the Funds’ interests in Portfolio Funds will represent the amount that the Funds could reasonably expect to receive from the Portfolio Funds if the Funds’ interests were redeemed at the time of the valuation, based on information reasonably available at the time the valuation is determined and that the Funds believe to be reliable.

18

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The Investment Manager considers information provided by the Portfolio Funds regarding the methods they use to value underlying investments in the Portfolio Funds and any restrictions on or illiquidity of the interests in the Portfolio Funds, in determining fair value.

Considerable judgment is required to interpret the factors used to develop estimates of fair value. Accordingly, the estimates may not be indicative of the amounts a Fund could realize in a current market exchange and the differences could be material to the financial statements. The use of different factors or estimation methodologies could have a significant effect on the estimated fair value.

Investments in open-end registered investment companies are valued at net asset value (“NAV”).

The FASB issued ASC Topic 820, Fair Value Measurements and Disclosures which establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall maximize the use of observable inputs and minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly the fair value hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3). The levels of the fair value hierarchy under FASB ASC Topic 820-10-35-39 to 55 are as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Level 2 also includes those Portfolio Funds which can be redeemed in the near future (i.e, Portfolio Funds with the ability to redeem on at least a quarterly basis).

•	Level 3 – Inputs that are unobservable. Level 3 also includes those Portfolio Funds which cannot be redeemed in the near future.

Inputs broadly refer to assumptions that market participants use to make valuation decisions, including assumptions about risk. ASC Topic 820-10-35-59 permits the Investment Manager to estimate the fair value of the investments in the Portfolio Funds at the net asset value reported by the Portfolio Funds if the net asset value is calculated in a manner consistent with the measurement principles of ASC Topic 946, Financial Services – Investment Companies. The Investment Manager evaluates each Portfolio Fund individually to determine that its net asset value is calculated in a manner consistent with ASC 946.

19

 Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

The Investment Manager also considers whether an adjustment to the net asset value reported by the Portfolio Fund is necessary based upon various factors, including, but not limited to, the attributes of the interest in the Portfolio Fund held, including the rights and obligations, and any restrictions on or illiquidity of such interests, and the fair value of such Portfolio Fund’s investment portfolio or other assets and liabilities. The Investment Manager also considers such factors in determining whether a Portfolio Fund should be classified as Level 2 or Level 3 within the fair value hierarchy. Portfolio Fund investments classified as Level 3 have been valued at the net asset value, without adjustment, reported by the Portfolio Funds. The net asset value reported by the Portfolio Funds may be based upon unobservable inputs and a significant change in those unobservable inputs could result in a significantly lower or higher reported net asset value reported for such Portfolio Funds.

The following table presents information about the level within the fair value hierarchy at which the Funds’ investments are measured as of January 31, 2015:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Event Driven Arbitrage	$—	$88,411,057	$271,819,008	$360,230,065
Fixed Income Arbitrage	—	64,430,012	121,508,810	185,938,822
Global Macro	—	44,899,255	—	44,899,255
Long/Short Credit	—	—	65,209,899	65,209,899
Multi-Strategy/GTAA	—	21,535,875	—	21,535,875
Volatility Arbitrage	—	34,714,228	—	34,714,228
Money Market Investment	23,897,623	—	—	23,897,623
Total Investments	$23,897,623	$253,990,427	$458,537,717	$736,425,767

Aetos Capital Distressed Investment Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Distressed - Long Biased	$—	$—	$243,788,130	$243,788,130
Distressed - Variable Biased	—	—	237,431,185	237,431,185
Money Market Investment	20,498,047	—	—	20,498,047
Total Investments	$20,498,047	$—	$481,219,315	$501,717,362

Aetos Capital Long/Short Strategies Fund, LLC
Strategy	Level 1	Level 2	Level 3	Total
Directional Equity	$—	$72,232,240	$991,964	$73,224,204
Equity Hedged - Generalist	—	223,410,331	417,896,485	641,306,816
Equity Hedged - Sector Specialist	—	180,975,516	163,290,494	344,266,010
Short-Biased Equity	—	51,163,944	169,638	51,333,582
Money Market Investment	21,452,446	—	—	21,452,446
Total Investments	$21,452,446	$527,782,031	$582,348,581	$1,131,583,058

20

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

During the year there were no transfers into or out of Level 1. The changes in investments classified as Level 3 are discussed below using the ‘beginning of period method’ which assumes the investment entity would be transferred into or out of Level 3 at fair value at the beginning of the reporting period and are as follows for the year ended January 31, 2015.

Transfers between Level 2 and Level 3 reflect the impact of investment activity and/or investment holding periods on the Funds’ fair value hierarchy.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining value:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
	Event Driven Arbitrage	Event Driven Arbitrage – Special Situations	Fixed Income Arbitrage	Long/Short Credit	Total
Beginning Balance as of 1/31/14	$270,275,522	$3,551,908	$116,662,058	$62,318,194	$452,807,682
Realized Gain	—	276,917	—	—	276,917
Change in Unrealized Appreciation/(Depreciation)	1,543,486	(55,007)	4,846,752	2,891,705	9,226,936
Purchases	—	—	—	—	—
Sales	—	(3,773,818)	—	—	(3,773,818)
Transfers Into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Ending Balance as of 01/31/15	$271,819,008	$—	$121,508,810	$65,209,899	$458,537,717

Aetos Distressed Investment Strategies Fund, LLC
	Distressed - Long Biased	Distressed - Variable Biased	Total
Beginning Balance as of 1/31/14	$264,188,947	$252,894,714	$517,083,661
Realized Gain	10,581,922	17,147,146	27,729,068
Change in Unrealized Depreciation	(7,390,434)	(2,185,757)	(9,576,191)
Purchases	—	—	—
Sales	(23,592,305)	(30,424,918)	(54,017,223)
Transfers Into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending Balance as of 01/31/15	$243,788,130	$237,431,185	$481,219,315

Aetos Capital Long/Short Strategies Fund, LLC
	Directional Equity	Equity Hedged - Generalist	Equity Hedged - Sector Specialist	Short-Biased Equity	Total
Beginning Balance as of 1/31/14	$1,206,390	$412,426,453	$237,237,228	$169,638	$651,039,709
Realized Gain	15,413	49,798,336	7,837,203	—	57,650,952
Change in Unrealized Appreciation/(Depreciation)	(108,967)	(4,992,600)	12,936,475	—	7,834,908
Purchases	—	108,000,000	35,000,000	—	143,000,000
Sales	(120,872)	(147,335,704)	(19,000,000)	—	(166,456,576)
Transfers Into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(110,720,412)	—	(110,720,412)
Ending Balance as of 01/31/15	$991,964	$417,896,485	$163,290,494	$169,638	$582,348,581

21

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

All net realized gains and losses and changes in unrealized appreciation and depreciation in the preceding table are included in the Statements of Operations. The changes in net unrealized appreciation/(depreciation) of investments in Portfolio Funds still held by the Funds at January 31, 2015 were as follows:

Aetos Capital Multi-Strategy Arbitrage Fund, LLC

	Event Driven Arbitrage	Event Driven Arbitrage – Special Situations	Fixed Income Arbitrage	Long/Short Credit	Total
Change in unrealized appreciation	$1,543,486	$—	$4,846,752	$2,891,705	$9,281,943

Aetos Capital Distressed Investment Strategies Fund, LLC

	Distressed - Long Biased	Distressed - Variable Biased	Total
Change in unrealized appreciation/(depreciation)	$(1,474,526)	$7,785,492	$6,310,966

Aetos Capital Long/Short Strategies Fund, LLC

	Directional Equity	Equity Hedged - Generalist	Equity Hedged - Sector Specialist	Short-Biased Equity	Total
Change in unrealized appreciation/(depreciation)	$(88,132)	$44,127,300	$16,668,523	$—	$60,707,691

22

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

B. Portfolio Valuation and Security Transactions (continued)

Realized gains and losses from Portfolio Fund transactions are calculated on the identified cost basis. Investments are recorded on the effective date of the subscription in the Portfolio Fund.

C. Fund Income and Expenses

Expenses are recorded on an accrual basis. Each Fund bears its own expenses including, but not limited to, any taxes and investment-related expenses incurred by the Funds (e.g., fees and expenses charged by the Portfolio Managers and Portfolio Funds, professional fees, custody and administrative fees). Most expenses of the Funds can be directly attributed to a particular Fund. Expenses which cannot be directly attributed are apportioned among the Funds based upon relative net assets or on another reasonable basis.

Dividend income is recorded on the ex-dividend date.

D. Income Taxes

Each Fund intends to continue to be treated as a partnership for Federal income tax purposes. Each Member is responsible for the tax liability or benefit relating to the Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements. The Funds withhold and pay taxes on foreign Members’ share of U.S. source income and U.S. effectively connected income, if any, allocated from Portfolio Funds to the extent such income is not exempted from withholding under the Internal Revenue Code and Regulations thereunder. The actual amount of such taxes is not known until all Form K-1s from Portfolio Funds are received, usually in the following tax year. Prior to the final determination, the amount of tax is estimated based on information available. The final tax could be different from the estimated tax and the difference could be significant. Such withholdings are recorded as distributions in the Statements of Changes in Members’ Capital, and are allocated to the individual Members’ Capital accounts to which they apply and are not an expense of the Funds.

The Investment Manager applies the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires the Investment Manager to determine whether a tax position of the Funds is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. However, the Investment Manager's conclusions regarding Accounting for Uncertainty in Income Taxes may be subject to review and adjustment at a later date based on on-going analyses of tax laws, regulations and interpretations thereof and other factors. Each of the Fund's federal, state and local tax returns for all open tax years remains subject to examination by the Internal Revenue Service and local tax authorities.

23

Notes to Financial Statements (continued)

2. Significant Accounting Policies (continued)

E. Distribution Policy

The Funds have no present intention of making periodic distributions of their net investment income or capital gains, if any, to Members. The amount and frequency of distributions, if any, will be determined in the sole discretion of the Board.

F. Distributions from Portfolio Funds

Distributions from Portfolio Funds will be classified as investment income or realized gains in the Statements of Operations, or alternatively, as a decrease to the cost of the investments based on the U.S. income tax characteristics of the distribution if such information is available. In cases where the tax characteristics are not available, such distributions are generally classified as investment income.

G. Cash

Cash is defined as cash on deposit at financial institutions.

3. Investment Manager Fee, Related Party Transactions and Other

The Funds pay the Investment Manager a monthly management fee (the “Management Fee”) at the annual rate of 0.75% of the net asset value of each Fund as of the last day of the month (before any repurchases of Interests). The Investment Manager is responsible for providing day-to-day investment management services to the Funds, and for providing various administrative services to the Funds.

The Investment Manager may also be paid a Program Fee outside of the Funds for services rendered to investors. The Program Fee is paid directly by the investors at an annual rate of up to 0.50% of an investor’s assets in the Funds. The Program Fee may also include an annual performance-based incentive fee outside of the Funds based on the return of an investor’s account with the Investment Manager.

HedgeServ Limited, (the “Administrator”) provides administration, accounting and investor services to the Funds. In consideration for such services, the Funds pay the Administrator a monthly fee based on their combined prior month-end net assets at an annual rate of 0.12% on the first $250 million of net assets, 0.10% on net assets between $250 million and $500 million, 0.07% on net assets between $500 million and $750 million and 0.06% on net assets over $750 million, and will reimburse the Administrator for certain out-of-pocket expenses. Each fund is allocated its pro-rata share of the monthly fee based upon its prior month-end members capital adjusted for capital activity.

JPMorgan Chase Bank, N.A. acts as the custodian (the “Custodian”) for the Funds’ assets. In consideration for such services, each Fund pays the Custodian a monthly fee, based on month-end assets under management, at an annual rate of up to 0.01%. Each Fund also pays the Custodian an annual fee of $7,500 per Cayman Feeder Fund to act as qualified Custodian for each Cayman feeder fund.

24

Notes to Financial Statements (continued)

3. Investment Manager Fee, Related Party Transactions and Other (continued)

Each Member of the Board who is not an “interested person” of the Funds as defined by the 1940 Act receives an annual retainer of $48,000 and regular quarterly meeting fees of $3,750 per meeting (additional meeting fees are $500 per meeting). The chairman of the audit committee receives an additional annual retainer of $3,360. Any Member of the Board of Managers who is an “interested person” does not receive any annual or other fee from the Funds. All Members of the Board of Managers are reimbursed by the Funds for reasonable out-of-pocket expenses.

Net profits or net losses of the Funds for each fiscal period are allocated among and credited to or debited against the capital accounts of Members as of the last day of each fiscal period in accordance with each Member’s respective investment percentage for each Fund. Net profits or net losses are measured as the net change in the value of the net assets of a Fund during a fiscal period, before giving effect to any repurchases of Interests in the Fund, and excluding the amount of any items to be allocated among the capital accounts of the Members of the Fund, other than in accordance with the Members’ respective investment percentages.

4. Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the Portfolio Funds in which the Funds invest trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, use of leverage and swap contracts. The Funds’ risk of loss in these Portfolio Funds is limited to the value of their investments in the Portfolio Funds.

5. Risk Factors

Limitations on the Funds’ ability to withdraw their assets from Portfolio Funds may limit the Funds’ ability to repurchase their Interests. For example, many Portfolio Funds impose lock-up periods prior to allowing withdrawals, which can be two years or longer. After expiration of the lock-up period, withdrawals typically are permitted only on a limited basis, such as monthly, quarterly, semi-annually, annually or biannually. Many Portfolio Funds may also indefinitely suspend redemptions or establish restrictions on the ability to fully receive proceeds from redemptions through the application of a redemption restriction or “gate.” In instances where the primary source of funds to repurchase Interests will be withdrawals from Portfolio Funds, the application of these lock-ups and withdrawal limitations may significantly limit the Funds’ ability to repurchase their Interests.

The Funds invest primarily in Portfolio Funds that are not registered under the 1940 Act and invest in and actively trade securities and other financial instruments using different strategies and investment techniques that may involve significant risks. Such risks include those related to the volatility of the equity, credit, and currency markets, the use of leverage associated with certain fixed income strategies, derivative contracts and in connection with short positions, the potential illiquidity of certain instruments and counterparty and broker arrangements.

25

Notes to Financial Statements (continued)

5. Risk Factors (continued)

Some of the Portfolio Funds in which the Funds invest may invest all or a portion of their assets in securities which are illiquid or are subject to an anticipated event. These Portfolio Funds may create "side pockets" in which to hold these securities. Side pockets are series or classes of shares which are not redeemable by the investors but which are automatically redeemed or converted back into the Portfolio Fund’s regular series or classes of shares upon the realization of those securities or the happening of some other liquidity event with respect to those securities.

These “side pockets” can often be held for long periods before they are realized, and may therefore be much less liquid than the general liquidity offered on the investment fund’s regular series or classes of shares. Should the Funds seek to liquidate their investment in a Portfolio Fund that maintains investments in a side pocket arrangement or that holds a substantial portion of its assets in illiquid securities, the Funds might not be able to fully liquidate their investments without delay, which could be considerable. In such cases, during the period until the Funds are permitted to fully liquidate the investment in the Portfolio Fund, the value of the investment could fluctuate.

The Portfolio Funds may utilize leverage in pursuit of achieving a potentially greater investment return. The use of leverage exposes a Portfolio Fund to additional risk including (i) greater losses from investments than would otherwise have been the case had the Portfolio Fund not used leverage to make the investments; (ii) margin calls or interim margin requirements may force premature liquidations of investment positions; and (iii) losses on investments where the investment fails to earn a return that equals or exceeds the Portfolio Fund’s cost of leverage related to such investment. In the event of a sudden, precipitous drop in the value of a Portfolio Fund’s assets, the Portfolio Fund might not be able to liquidate assets quickly enough to repay its borrowings, further magnifying the losses incurred by the Portfolio Fund.

The Portfolio Funds may invest a higher percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Portfolio Funds may be more susceptible to economic, political and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility of the Portfolio Fund's net asset value.

The Portfolio Funds may invest in securities of foreign companies that involve special risks and considerations not typically associated with investments in the United States of America, due to concentrated investments in a limited number of countries or regions, which may vary throughout the year depending on the Portfolio Fund. Such concentrations may subject the Portfolio Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

26

Notes to Financial Statements (continued)

5. Risk Factors (continued)

The Funds invest in a limited number of Portfolio Funds. Such concentration may result in additional risk. Various risks are also associated with an investment in the Funds, including risks relating to the multi-manager structure of the Fund, risks relating to compensation arrangements and risks related to limited liquidity of the Interests.

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

6. Investment Transactions

For the year ended January 31, 2015, purchases and sales of Portfolio Funds were as follows:

Fund	Purchases	Sales
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$—	$23,773,818
Aetos Capital Distressed Investment Strategies Fund, LLC	—	54,017,223
Aetos Capital Long/Short Strategies Fund, LLC	156,000,000	209,456,508

7. Investments

As of January 31, 2015, collectively the Funds had investments in forty Portfolio Funds, none of which were related parties. The agreements related to investments in Portfolio Funds provide for compensation to the general partners/managers in the form of management fees of 1.0% to 2.0% (per annum) of the net assets and incentive fees or allocations of 10% to 20% of net profits earned. The Portfolio Funds generally provide for periodic redemptions, with lock-up provisions ranging up to 3 years from initial investment. The liquidity provisions shown in the following tables apply after any applicable lock-up provisions. Further liquidity detail is also provided in the Schedule of Investments.

	Number of Portfolio Funds	% of Total Portfolio Funds

Aetos Capital Multi-Strategy Arbitrage Fund, LLC
Funds allowing monthly withdrawals (notice period of 15 to 30 days)	3	20.22%
Funds allowing quarterly withdrawals (notice periods ranging from 14 to 90 days)	4	29.11%
Funds allowing semi-annual withdrawals (notice period of 65 days)	1	16.68%
Funds allowing annual withdrawals (notice periods ranging from 45 to 60 days)	2	33.97%
Funds in liquidation	1	0.02%

27

Notes to Financial Statements (continued)

7. Investments (continued)

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Capital Distressed Investment Strategies Fund, LLC
Funds allowing quarterly withdrawals (notice periods ranging from 65 to 90 days)	3	36.98%
Funds allowing semi-annual withdrawals (notice period of 65 days)	1	18.58%
Funds allowing annual withdrawals (notice periods ranging from 65 to 90 days)	2	33.79%
Funds allowing bi-annual withdrawals (notice period of 90 days)	1	10.24%
Funds fully comprised of side-pocket investments	1	0.41%

	Number of Portfolio Funds	% of Total Portfolio Funds
Aetos Capital Long/Short Strategies Fund, LLC
Funds allowing monthly withdrawals (notice periods ranging from 3 to 30 days)	3	16.00%
Funds allowing quarterly withdrawals (notice periods ranging from 30 to 65 days)	11	63.92%
Funds allowing semi-annual withdrawals (notice period 60 days)	2	3.53%
Funds allowing annual withdrawals (notice period ranging from 45 to 75 days)	2	16.44%
Funds fully comprised of side-pocket investments	1	0.07%
Funds in liquidation	2	0.04%

8. Commitments

At January 31, 2015, the Funds had made the following commitments to purchase Portfolio Funds and made the following redemption requests from Portfolio Funds, which are effective March 31, 2015:

Fund	Purchases	Amount

Aetos Capital Long/Short Strategies Fund, LLC
	Crescent Park Partners, LP	$25,000,000

28

Notes to Financial Statements (continued)

8. Commitments (continued)

Fund	Redemptions	Amount

Aetos Capital Distressed Investment Strategies Fund, LLC
	Anchorage Capital Partners, L.P.	$3,000,000

Aetos Capital Long/Short Strategies Fund, LLC
	Cadian Fund LP	$10,000,000
	North River Partners, L.P.	15,000,000
		$25,000,000

9. Subsequent Events

Through March 1, 2015, the Funds made no repurchases of Interests and received the following contributions:

Fund	Amount
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	$497,430
Aetos Capital Distressed Investment Strategies Fund, LLC	290,930
Aetos Capital Long/Short Strategies Fund, LLC	629,730

The following table summarizes the repurchase requests received by the Funds subsequent to January 31, 2015, all of which are effective March 31, 2015:

Fund	Number of Investors	Estimated Redemption Amount Subsequent to 01/31/15	% of Members’ Capital
Aetos Capital Multi-Strategy Arbitrage Fund, LLC	4	$1,749,005	0.24%
Aetos Capital Distressed Investment Strategies Fund, LLC	4	$949,123	0.19%
Aetos Capital Long/Short Strategies Fund, LLC	5	$2,068,392	0.18%

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2015.

29

Managers and Officers of the Funds (unaudited)

Name, Address(1), Age	Position(s) Held with Funds	Length of Time Served(2)	Principal Occupation(s) During the Past 5 Years/Other Directorships(3) Held by Board Member	Number of Funds in the Fund Complex Overseen by Manager(4)
Independent Managers:
Ellen Harvey 60	Manager	Since 2002	Principal, Lindsey Criswell LLC, July 2008-Present; Trustee of Cutwater Select Income Fund, March 2010-Present	3
Pierre de Saint Phalle 66	Manager	Since 2002	Managing Director, Promontory Financial Group, May 2006-Present.	3
Warren J. Olsen 58	Manager	Since 2003	Chairman and Chief Investment Officer, SCB Global Capital Management, July 2014-Present; Chairman and Chief Investment Officer, First Western Investment Management, September 2002-July 2014; Trustee of First Western Funds Trust, November 2012-Present	3
Interested Managers:
Michael Klein(5) 56	Manager and President	Since 2003	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present; Director/Trustee of certain funds in the Morgan Stanley Fund Complex, August 2006-Present	3
Officers:
Anne Casscells 56	Chief Investment Officer	Since 2002	Co-President, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present.	N/A
Scott Sawyer 46	Treasurer	Since 2004	Director, Aetos Capital, LLC, August 2004-Present	N/A
Harold J. Schaaff 54	Vice President and Secretary	Since 2001	General Counsel and Managing Director, Aetos Capital, LLC, March 2001-Present.	N/A

(1)	Each Manager can be contacted by writing to Aetos Capital, LLC 875 Third Avenue, New York, NY 10022.
(2)	Each Manager holds office until the next meeting of shareholders at which Managers are elected following his or her election or appointment and until his successor has been elected and qualified.
(3)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.
(4)	The “Fund Complex” consists of all registered investment companies for which Aetos Alternatives Management, LLC or any of its affiliates serves as investment adviser.
(5)	Mr. Klein is considered to be an “interested person” of the Fund as defined in the 1940 Act because he is a Co-President of Aetos Alternatives Management, LLC.

30

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s President and Treasurer. The registrant amended its code of ethics effective October 24, 2013. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period.

Item 3. Audit Committee Financial Expert.

(a)(1) The registrant’s Board of Managers has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is Warren J. Olsen. Mr. Olsen is independent as defined in Form N-CSR Item 3(a)(2).

Item 4. Principal Accountant Fees and Services.

Fees billed by PricewaterhouseCoopers (“PwC”) Related to the Fund.

PwC billed the Fund aggregate fees for services rendered to the Fund for the last two fiscal years as follows:

		Fiscal 2015			Fiscal 2014
		All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Fund that were pre-approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$48,900	$0	$0	$42,030	$0	$0

(b)	Audit-Related Fees	$0	$0	$0	$0	$0	$0

(c)	Tax Fees (2)	$98,885	$0	$0	$122,780	$0	$0

(d)	All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.
(2)	Tax fees relate to preparation of federal and state tax returns.

(e)(1)	The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services (including tax services) to be provided to the Fund and all non-auditing services to be provided to the Fund’s investment adviser (or any affiliate thereof that provides ongoing services to the Fund) if such services relate directly to operations and financial reporting of the Fund.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2015	Fiscal 2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for Fiscal 2015 and Fiscal 2014, respectively.

(h)	During the past fiscal year no non-audit services were provided by the registrant’s principal accountant to either the registrant’s investment adviser or to any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Aetos Alternatives Management, LLC

Proxy Voting Policy

I.	Introduction

This policy sets forth Aetos Alternatives Management, LLC (“AAM”) policies and procedures for voting proxies with respect to portfolio securities held in the accounts for which AAM provides discretionary investment management services and for which AAM has the explicit authority to vote their proxies. The policy will be reviewed and, if necessary, updated periodically to address new or revised proxy voting issues as they arise.

As an investment manager for various clients, including clients governed by the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), AAM may vote proxies as part of its authority to manage, acquire and dispose of client account assets, unless the “named fiduciary” for an ERISA account has explicitly reserved the authority for itself, or in the case of an account not governed by ERISA, the client investment management agreement does not provide that AAM will vote proxies. When voting proxies for client accounts, AAM will make voting decisions solely in the best interests of its clients and its ERISA plan clients and beneficiaries and participants, considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. In fulfilling its obligations to its clients, AAM will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

II.	Routine Corporate Matters

AAM will generally, although not always, vote in support of management on matters which are common management-sponsored initiatives, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Appointment or election of auditors;

(ii)	Routine elections or re-elections of directors;

(iii)	Director’s liability and indemnification;

(iv)	General updating/corrective amendments to charter;

(v)	Name changes;

(vi)	Elimination of cumulative voting; and

(vii)	Elimination of preemptive rights.

III.	Issues Having the Potential for Major Economic Impact

A.	AAM will generally, although not always, vote in support of management initiatives which may have a substantive financial or best interest impact, provided that, in AAM’s opinion, approval of such initiatives will not detract from the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which eliminate other classes of stock and voting rights;

(ii)	Changes in capitalization authorization for stock splits, stock dividends, and other specified needs which are no more than 50% of the existing authorization;

(iii)	Stock purchase plans with an exercise price of not less than 85% of fair market value;

(iv)	Stock option plans that are incentive based and not excessive;

(v)	Other stock-based plans which are appropriately structured;

(vi)	Reductions in supermajority vote requirements; and

(vii)	Adoption of anti-greenmail provisions.

B.	AAM will generally not vote in support of management on certain issues which have a potential substantive financial or best interest impact when AAM believes that approval of the proposal may negatively impact the economic value of the company’s securities held in AAM client accounts. These matters are set out below:

(i)	Capitalization changes which add classes of stock which are blank check in nature or that dilute the voting interests of existing shareholders;

(ii)	Changes in capitalization authorization where management does not offer an appropriate rationale or that are contrary to the best interest of existing shareholders;

(iii)	Anti-takeover and related provisions which serve to prevent the majority of shareholders from exercising their rights or effectively deter appropriate tender offers and other offers;

(iv)	Amendments to by-laws which would require supermajority shareholder votes to pass or repeal certain provisions;

(v)	Classified boards of directors;

(vi)	Reincorporation into a state which has more stringent anti-takeover and related provisions;

(vii)	Shareholder rights plans which allow appropriate offers to shareholders to be blocked by the board or trigger provisions which prevent legitimate offers from proceeding;

(viii)	Excessive compensation or non-salary compensation related proposals;

(ix)	Change-in-control provisions in non-salary compensation plans, employment contracts and severance agreements that benefit management and would be costly to shareholders if triggered; and

(x)	“Other business as properly comes before the meeting” proposals which give a blank check to those acting as proxy.

IV.	Social and Corporate Responsibility Issues

AAM, believing that management’s job is to handle ordinary business matters, and not wanting to arbitrarily impose a judgment on such matters, usually votes with management on these proposals. Third party analyses of these issues are taken into account. If an issue will, in our view negatively impact the investment merits of a company, we will oppose it.

V.	Conflict of Interests

Situations may arise where there are material conflicts between AAM’s interest and those of its advisory clients. AAM may resolve potential conflicts by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting: (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter do not involve the exercise of discretion on the part of AAM; or (3) using the recommendations of an independent third party.

VI.	Proxy Voting Record Retention

AAM retains the following records: (1) proxy voting policies and procedures; (2) proxy statements; (3) records of votes cast on behalf of clients; (4) records of clients’ requests for proxy voting information; and (5) any documents prepared by or on behalf of AAM that were material in making decisions on how to vote. AAM retains the above-mentioned records for a minimum of five years.

VII.	Proxy Administration

The decision on how to vote a proxy will generally be made by the investment professional responsible for the security requesting a shareholder vote. The investment professional will consult with the Compliance Officer prior to making any such determination, and the Compliance Officer will determine if the proposed vote is consistent with the policies set forth in II-IV above, in which case no further action is required, or the proposed vote is not in compliance with these guidelines or presents a conflict, in which case the proxy will be reviewed with senior management, who will determine the appropriate vote.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1)

Investment Management Team

Name & Title (Years of Service)
Anne Casscells Managing Director and Chief Investment Officer, Aetos Alternatives Management, LLC (11)	Co-President and Chief Investment Officer, Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, October 2001- Present.

James Gibbons Managing Director and Portfolio Manager, Aetos Alternatives Management, LLC (11)	Managing Director and Portfolio Manager, Aetos Alternatives Management LLC, July 2002 - Present.

Michael Klein Managing Director, Aetos Alternatives Management, LLC (11)	Co-President , Aetos Alternatives Management, LLC and Managing Director, Aetos Capital, LLC, March 2000-Present.

(a)(2)(i), (ii), (iii)

The following tables show information regarding accounts (other than the Fund) managed by each named portfolio manager as of January 31, 2015.

Anne Casscells James Gibbons Michael Klein	Number of Accounts	Total Assets in Accounts ($ million)	Number of Accounts where Advisory Firm’s Fee is Based on Account Performance	Total Assets in Accounts where Advisory Firm’s Fee is Based on Account Performance ($ million)
Registered Investment Companies	2	$1,235	N/A	N/A
Other Pooled Investment Vehicles	None	N/A	N/A	N/A
Other Accounts	12	$7,669	3	$524

(a)(2)(iv)

Material Conflicts of Interest

The Investment Manager manages multiple accounts for multiple clients. In addition to the Funds, these other accounts may include separate accounts, collective trusts, or offshore funds. The Investment Manager manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by directors and independent third parties. The Investment Manager has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

(a)(3)

Description of Compensation

Professionals employed by the Investment Manager are subject to a compensation structure that includes base salary and a discretionary bonus.  Bonuses are variable and depend on many factors, including firm, business unit and individual performance relative to established benchmarks and criteria.  Individuals that consistently exceed performance objectives are eligible for promotions and/or equity participation in the firm.  Officers are also eligible to share in the net profits of the business under a profit participation plan.  Participation amounts are determined on the basis of performance and contribution.  In addition, all managing directors of the Investment Manager have a common equity membership in Aetos Capital, LLC.

(a)(4)

Ownership of Securities

As of January 31, 2015 the portfolio managers owned Interests of the Fund as follows:

Anne Casscells	$100,001-500,000
James Gibbons	$500,001-1,000,000
Michael Klein	$100,001-500,000

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable as Interests of the Fund are not registered pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant’s last proxy solicitation.

Item 11. Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Aetos Capital Long/Short Strategies Fund, LLC

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 4/03/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael F. Klein
Michael F. Klein, President

Date: 4/03/15

By (Signature and Title)*	/s/ Scott D. Sawyer
Scott D. Sawyer, Treasurer

Date: 4/03/15

*    Print the name and title of each signing officer under his or her signature.